Form N-SAR for the First Investors Life Series High Yield Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series High Yield Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 8,070,936 shares voting for the adoption of the proposal and 66,960 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Discovery Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Discovery Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 4,905,738 shares voting for the adoption of the proposal and 78,675 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Blue Chip Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Blue Chip Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 7,858,842 shares voting for the adoption of the proposal and 112,969 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Growth Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Growth Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 6,435,731 shares voting for the adoption of the proposal and 89,402 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Cash Management Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Cash Management Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 5,805,622 shares voting for the adoption of the proposal and 67,080 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series International Securities Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series International Securities Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 4,880,530 shares voting for the adoption of the proposal and 68,153 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Government Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Government Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,946,702 shares voting for the adoption of the proposal and 38,674 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Investment Grade Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Investment Grade Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 3,187,411 shares voting for the adoption of the proposal and 42,075 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Value Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Value Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 5,056,614 shares voting for the adoption of the proposal and 72,964 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Target Maturity 2007 Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Target Maturity 2007 Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,677,697 shares voting for the adoption of the proposal and 7,681 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Target Maturity 2010 Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Target Maturity 2010 Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,059,545 shares voting for the adoption of the proposal and 7,326 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Target Maturity 2015 Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Target Maturity 2015 Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,328,208 shares voting for the adoption of the proposal and 3,650 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Life Series Focused Equity Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Life Series Focused Equity Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,167,179 shares voting for the adoption of the proposal and 38,614 shares voting against the adoption of the proposal.